Exhibit 10.2

                                 FIRST AMENDMENT
                                       TO
                      AGREEEMENT AND PLAN OF SHARE EXCHANGE



                  THIS FIRST AMENDMENT, made as of this 18th day of July, 2001, to that certain Agreement and Plan of Share Exchange, dated as of June 19, 2001 (the "Exchange Agreement"), by and among Ikon Ventures, Inc., a Nevada corporation ("Ikon"), Sutton Online, Inc., a Delaware corporation (the "Company"), the stockholders of the Company on June 19, 2001, each of whom has executed the Exchange Agreement on the date thereof or shall execute a counterpart signature page thereto prior to the consummation of the transactions contemplated thereunder (collectively, the "Existing Stockholders"), and each of the entities that becomes a stockholder of the Company after June 19, 2001 upon the conversion of certain convertible promissory notes of the Company, each of which shall execute a counterpart signature page thereto prior to the consummation of the transactions contemplated thereunder (collectively, the "New Stockholders;" the Existing Stockholders and the New Stockholders are hereinafter collectively referred to as the "Stockholders").

                                   WITNESSETH:

                  WHEREAS, Ikon, the Company and the Stockholders are or will be parties to the Exchange Agreement; and

                  WHEREAS, Ikon, the Company and the Stockholders desire to amend the Exchange Agreement as hereinafter provided, and upon and subject to the terms and conditions hereinafter set forth,

                  NOW, THEREFORE, in consideration of the premises and of their mutual undertakings, Ikon, the Company and the Stockholders hereby agree as follows:

                  1. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Exchange Agreement.

                  2. Section 7.14 of the Exchange Agreement is hereby deleted in its entirety and is replaced by the following:

                              Section 7.14 Convertible Notes. All of the notes
                     convertible into shares of Company Stock other than the $525,000 note, dated February 16, 2001 (the "GNet Note"), held by GlobalNet Financial.com, Inc. ("GNet") shall have been converted and the holders of the shares of Company Common Stock issued upon such conversion shall have executed a counterpart signature page to this Agreement. GNet shall have exchanged the GNet Note for 888,888 shares of Series A Exchangeable Preferred Stock of the Company (the "Preferred Stock").

                  3. Section 8.15 of the Exchange Agreement is hereby deleted in its entirety and is replaced by the following:

                              Section 8.15 Convertible Notes. All of the notes
                     convertible into shares of Company Common Stock other than the GNet Note shall have been converted, the pledge agreement between GNet and the Company, dated as of

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

                     February 16, 2001 (the "GNet Pledge Agreement"), shall have been terminated and the 250,000 shares of the common stock of GCAP, pledged pursuant to the terms of the GNet Pledge Agreement, shall have been delivered to the Company.

                  4. Notwithstanding anything to the contrary contained in the representations and warranties of the Company and Ikon contained in the Exchange Agreement or any of the schedules thereto, the parties hereto acknowledge as follows:

                     (a) the Company has or will prior to the Closing amend its Certificate of Incorporation to increase its total authorized capital stock to 12,000,000 shares, par value $.025 per share, of which 11,000,000 shares shall be classified as common stock and 1,000,000 shares shall be classified as preferred stock issuable in such series and with such rights, preferences and privileges as the board of directors of the Company (the "Board") may from time to time determine.

                     (b) the Board has or will prior to the Closing authorize the creation of the Preferred Stock that shall have the rights, preferences and privileges set forth in the Certificate of Designation attached hereto as Exhibit A.

                     (c) Simultaneous with the Closing Ikon will grant to the Company the option to acquire such number of shares of Ikon Common Stock as may be required to exchange the

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

                          Preferred Stock.

                  5. Except as expressly amended hereby, the Exchange Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and conditions. In the Exchange Agreement, or in any instrument, document or consideration executed or delivered in connection with the Transactions, any reference to the "Agreement" shall be deemed and construed to be a reference to the Agreement as amended hereby.

                  6. This First Amendment shall be governed by and subject to the internal laws of the State of New York, without regard to principles of conflicts of law.

                  7. This First Amendment may be executed in separate counterparts, each of which when so executed shall be an original, but all of such counterparts shall together constitute but one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto. Facsimile signatures shall be deemed originals for all purposes.

                  IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

IKON VENTURES, INC.                      SUTTON ONLINE, INC.



By: /s/ Ian Rice                         By: /s/ Jonathan D. Siegel
   ----------------------------             -----------------------------
   Name:  Ian Rice                          Name: Jonathan D. Siegel
   Title: Chairman                          Title: Chief Executive Officer

THE STOCKHOLDERS:


GLOBAL CAPITAL PARTNERS, INC.



By: /s/ Martin Sumichrast
    ----------------------------------
    Name: Martin Sumichrast
    Title: Chief Executive Officer


/s/ Jonathan D. Siegel                        /s/ Tiburon Asset Management, LLC
------------------------------------          ----------------------------------
Jonathan D. Siegel                            Tiburon Asset Management, LLC


/s/ Gregory Frank                             /s/ Tiburon Asset Management
------------------------------------          ----------------------------------
Gregory Frank                                 Tiburon Asset Management


/s/ The Breitman Family Trust dtd 7/1/99      /s/ Tiburon Management Limited
----------------------------------------      ----------------------------------
The Breitman Family Trust dtd 7/1/99          Tiburon Management Limited


/s/ Corona Corporation                        /s/ Bud Clarke
------------------------------------          ----------------------------------
Corona Corporation                            Bud Clarke


/s/ Frank Huang                               /s/ Steven Caruso
------------------------------------          ----------------------------------
Frank Huang                                   Steven Caruso


/s/ Calvin Caldwell                           /s/ Stephen C. Schoffman
------------------------------------          ----------------------------------
Calvin Caldwell                               Stephen C. Schoffman


/s/ Jay Raubvogel                             /s/ Peter Cohen
------------------------------------          ----------------------------------
Jay Raubvogel                                 Peter Cohen

/s/ William Grundig                           /s/ Jason Bishara
------------------------------------          ----------------------------------
William Grundig                               Jason Bishara


/s/ Ralph Olson                               /s/ Radek Hulan
------------------------------------          ----------------------------------
Ralph Olson                                   Radek Hulan


/s/ Richard Joyce                             /s/ Karel Kolar
------------------------------------          ----------------------------------
Richard Joyce                                 Karel Kolar


Sigma Limited S.A.                            J.B. Sutton Group 401(K) Profit
                                              Sharing Plan Dated 10/1/95 F/B/O
                                              Jonathan D. Siegel

By: /s/ Dubois Yves                           By: /s/ Jonathan D. Siegel
   ---------------------------------          ----------------------------------
   Name:  Dubois Yves                         Jonathan D. Siegel
   Title: Secretary

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